Exhibit 99.3

U.S. AUTO PARTS NETWORK, INC.

STOCK UNIT AWARD AGREEMENT

This STOCK UNIT AWARD AGREEMENT (this “Agreement”), dated as of                     (the “Effective Date”), is between U.S. Auto Parts Network, Inc., a Delaware corporation (the “Company”), and                     , an individual resident of                     (“Participant”). This Stock Award is granted under the U.S. Auto Parts Network, Inc. 2007 Omnibus Incentive Plan (the “Plan”) and is subject to the terms of that Plan. This Agreement represents the Company’s unfunded and unsecured promise to issue common stock of the Company, $0.001 par value (“Common Stock”), at a future date, subject to the terms of this Agreement and the Plan.

1. Award. The Company hereby grants Participant, subject to the terms and conditions of this Agreement and the Plan, a stock award (the “Stock Award”) with respect to                     shares (the “Shares”) of Common Stock. The Stock Award represents the right to receive the Shares only when, and with respect to the number of Shares to which, the Stock Award has vested (the “Vested Shares”). The Stock Award is subject to the terms and conditions set forth in this Agreement and in the Plan. A copy of the Plan will be furnished upon request of Participant.

2. Vesting. Subject to the terms and conditions of this Agreement and the Plan, the Stock Award shall vest and be converted into an equivalent number of Vested Shares as follows:

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3. Termination of Stock Award. Subject to Section 2(b) above, Participant’s rights under this Agreement with respect to the Stock Award shall terminate at the earlier of (i) the time such Stock Award is converted into Vested Shares, or (ii) the termination of Participant’s employment with or Service to the Company. Subject to Section 2(b) above, upon termination of this Agreement in accordance with clause (ii) above, the Participant’s rights to all of the Shares subject to the Stock Award not vested on the date that Participant ceases to be an employee or to provide Service shall be immediately and irrevocably forfeited and the Participant will retain no rights with respect to the forfeited Shares.

4. Additional Restrictions on Transfer of Stock Award. During the lifetime of Participant, this Stock Award cannot be sold, assigned, transferred, gifted, pledged, hypothecated or in any manner encumbered or disposed of at any time prior to delivery of the Vested Shares, other than by will or the laws of descent and distribution.

5. Conversion of Stock Award to Shares; Responsibility for Taxes.

(a) Provided Participant has satisfied the requirements of Section 5(b) below, upon the vesting of the Stock Award in accordance with Section 2 above, the Vested Shares will be distributed to Participant or, in the event of Participant’s death, to Participant’s legal representative, on the applicable vesting date or as soon as practicable thereafter. The distribution to the Participant, or in the case of the Participant’s death, to the Participant’s legal representative, of Vested Shares shall be evidenced by a stock certificate, appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company, or other appropriate means as determined by the Company. No fractional share of stock shall be issued.

(b) By signing this Agreement, Participant agrees that the Company may withhold from the Vested Shares to be distributed to Participant in accordance with Section 5(a), and cancel and not issue such withheld Vested Shares in satisfaction of all income tax (including federal, state and local taxes), social insurance, payroll tax or other tax-related withholding (“Tax Related Items”), a number of Vested Shares with a Fair Market Value (measured as of the date the Vested Shares are to be distributed to Participant) equal to the amount of Tax Related Items; provided that the Company shall withhold only the amount of Vested Shares necessary to satisfy the minimum withholding amount. To the extent that the Company determines that it is not feasible, or not permissible under applicable law, to withhold in Shares, then prior to the issuance of Vested Shares as provided in Section 5(a) above, Participant shall pay, or make adequate arrangements satisfactory to the Company or to the Participant’s actual employer (in their sole discretion) to satisfy all withholding obligations of the Company and/or the Participant’s actual employer. In this regard, Participant authorizes the Company or the Participant’s actual employer to withhold all applicable Tax Related Items legally payable by Participant from Participant’s wages or other cash compensation payable to Participant by the Company or the Participant’s actual employer. Participant shall pay to the Company or to the Participant’s actual employer any amount of Tax Related Items that the Company or the Participant’s actual employer may be required to withhold as a result of Participant’s receipt of the Stock Award, the vesting of the Stock Award, the conversion of the vested portion of the Stock Award into Vested Shares or the distribution of any Vested Shares to Participant that cannot be satisfied by the means previously described. The Company may refuse to deliver Vested Shares to Participant if Participant fails to comply with Participant’s obligation in connection with the Tax Related Items as described herein.

Regardless of any action the Company or the subsidiary of the Company that is Participant’s actual employer takes with respect to any or all Tax Related Items, Participant acknowledges that the ultimate liability for all Tax Related Items legally due by Participant is and remains Participant’s responsibility and that the Company and/or the Participant’s actual employer (i) make no representations or undertakings regarding the treatment of any Tax Related Items in connection with any aspect of the Stock Award, including the grant of the Stock Award, the vesting of the Stock Award, the conversion of the Stock Award into Shares, the distribution of any Shares, the subsequent sale of any Shares acquired at vesting and the receipt of any dividends; and (ii) do not commit to structure the terms of the grant or any aspect of the Stock Award to reduce or eliminate the Participant’s liability for Tax Related Items.

6. Change in Control.

(a) If this Stock Award is assumed or otherwise continued in effect in connection with a Change in Control, then this Stock Award shall be appropriately adjusted, upon such Change in Control, to apply to the number and class of securities which would have been issuable to Participant in consummation of such Change in Control had this Stock Award been vested immediately prior to such Change in Control. To the extent that the holders of Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation (or its parent) may, in connection with the assumption of this Stock Award, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control.

(b) This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

(c) For purposes of this Agreement, “Change in Control” shall mean a change in ownership or control of the Company effected through any of the following transactions: (i) a merger, consolidation or other reorganization unless securities representing more than 50% of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Company’s outstanding voting securities immediately prior to such transaction; (ii) the sale, transfer or other disposition of all or substantially all of the Company’s assets; or (iii) the acquisition, directly or indirectly by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company), of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders.

7. Capital Adjustments and Reorganization. Should any change be made to the Common Stock by reason of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, appropriate adjustments shall be made to the number and/or class of securities subject to this Stock Award in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

8. Miscellaneous.

(a) Entire Agreement; Plan Provisions Control. This Agreement (and any addendum hereto) and the Plan constitute the entire agreement between the parties hereto with regard to the subject matter hereof. In the event that any provision of the Agreement conflicts with or is inconsistent in any respect with the terms of the Plan, the terms of the Plan shall control. All decisions of the Committee with respect to any question or issue arising under the Plan or this Agreement shall be final and binding on all persons having an interest in this Stock Award. All capitalized terms used in this Agreement and not otherwise defined in this Agreement shall have the meaning assigned to them in the Plan.

(b) Rights of Stockholders. Prior to the vesting of the Stock Award, and prior to the receipt by the Participant, Participant’s legal representative, or a permissible assignee, of the Vested Shares as provided in this Agreement, neither Participant, Participant’s legal representative nor a permissible assignee of the Stock Award shall be or have any of the rights and privileges of a stockholder of the Company with respect to the Shares issuable to Participant pursuant to the terms of this Agreement. Participant shall not be entitled to receive dividend equivalents on the Stock Award.

(c) No Right to Employment. The grant of this Stock Award shall not be construed as giving Participant the right to be retained in the employ of, or if Participant is a director of the Company or an Affiliate as giving the Participant the right to continue as a director of, the Company or an Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment or position at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss Participant from employment, or terminate the term of a director of the Company or an Affiliate, free from any liability or any claim under the Plan or this Agreement. Nothing in this Agreement shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. This Stock Award shall not form any part of the wages or salary of Participant for purposes of severance pay or termination indemnities, irrespective of the reason for termination of employment. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under this Agreement or the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, Participant shall be deemed to have accepted all the terms and conditions of the Plan and this Agreement and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

(d) Governing Law. The validity, construction and effect of the Plan and this Agreement, and any rules and regulations relating to the Plan and this Agreement, shall be determined in accordance with the internal laws, and not the law of conflicts, of the State of Delaware.

(e) Severability. If any provision of the Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Agreement under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Agreement, such provision shall be stricken as to such jurisdiction or the Agreement, and the remainder of the Agreement shall remain in full force and effect.

(f) No Trust or Fund Created. Neither the Plan nor this Agreement shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and Participant or any other person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to a Stock Award, such right shall be no greater than the right of any unsecured creditor of the Company or any Affiliate.

(g) Headings. Headings are given to the Sections and subsections of this Agreement solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Agreement or any provision thereof.

(h) Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be addressed to the Company at its principal corporate offices. Any notice required to be given or delivered to Participant shall be addressed to Participant at the address indicated below Participant’s signature line at the end of this Agreement or at such other address as Participant may designate by ten (10) days’ advance written notice to the Company. Any notice required to be given under this Agreement shall be in writing and shall be deemed effective upon personal delivery or upon the third (3rd) day following deposit in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice.

(i) Conditions Precedent to Issuance of Vested Shares. Vested Shares shall not be issued pursuant to the Stock Award unless such issuance and delivery of the applicable Vested Shares pursuant hereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, state blue sky laws, the requirements of any applicable Stock Exchange or the Nasdaq Stock Market and the Delaware General Corporation Law. As a condition to the issuance of the Vested Shares, the Company may require that the person receiving such Vested Shares represent and warrant that the Vested Shares are being acquired only for investment and without any present intention to sell or distribute such Vested Shares if, in the opinion of counsel for the Company, such a representation and warranty is required by law.

(j) Withholding. In order to provide the Company with the opportunity to claim the benefit of any income tax deduction which may be available to it in connection with the Stock Award, and in order to comply with all applicable federal or state tax laws or regulations, the Company may take such action as it deems appropriate to insure that, if necessary, all applicable federal or state payroll, withholding, income or other taxes are withheld or collected from Participant.

(k) Section 409A. Notwithstanding anything to the contrary herein, the following provisions apply to the extent benefits provided herein are subject to Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations and other guidance thereunder and any state law of similar effect (collectively “Section 409A”). Benefits shall not commence until Participant has a “separation from service” for purposes of Section 409A. Each installment of benefits is a separate “payment” for purposes of Treas. Reg. Section 1.409A-2(b)(2)(i), and the benefits are intended to satisfy the exemptions from application of Section 409A provided under Treasury Regulations Sections 1.409A-1(b)(4) and 1.409A-1(b)(5) to the maximum extent such exemptions are available. However, to the extent such exemptions are not available and Participant is, upon separation from service, a “specified employee” for purposes of Section 409A, then, solely to the extent necessary to avoid adverse personal tax consequences under Section 409A, the timing of the benefits payments shall be delayed until the earlier of (i) six (6) months and one day after Participant’s separation from service, or (ii) Participant’s death. The parties acknowledge that the exemptions from application of Section 409A to benefits are fact specific, and any later amendment of this Agreement to alter the timing, amount or conditions that will trigger payment of benefits may preclude the ability of benefits provided under this Agreement to qualify for an exemption.

It is intended that this Agreement shall comply with the requirements of Section 409A, and any ambiguity contained herein shall be interpreted in such manner so as to avoid adverse personal tax consequences under Section 409A. Notwithstanding the foregoing, the Company shall in no event be obligated to indemnify Participant for any taxes or interest that may be assessed by the IRS pursuant to Section 409A to payments made pursuant to this Agreement. To the extent that any benefit payments are delayed as required by this Agreement due to the application of Section 409A, all suspended payments shall earn and accrue interest at the prevailing “Prime Rate” of interest as published by The Wall Street Journal at the time the payment is made, and any suspended payment when so made, shall be made as a lump sum payment, including accrued interest.

(l) Consultation With Professional Tax and Investment Advisors. Participant acknowledges that the grant and vesting with respect to this Stock Award, the distribution of Vested Shares, and the sale or other taxable disposition of the Vested Shares, may have tax consequences pursuant to the Internal Revenue Code of 1986, as amended, or under local, state or international tax laws. Participant further acknowledges that Participant is relying solely and exclusively on Participant’s own professional tax and investment advisors with respect to any and all such matters (and is not relying, in any manner, on the Company or any of its employees or representatives). Participant understands and agrees that any and all tax consequences resulting from the Stock Award and its grant and vesting, the distribution of Vested Shares, and the sale or other taxable disposition of the Vested Shares, is solely and exclusively the responsibility of Participant without any expectation or understanding that the Company or any of its employees or representatives will pay or reimburse Participant for such taxes or other items.

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IN WITNESS WHEREOF, the Company and Participant have executed this Agreement on the date set forth in the first paragraph.

U.S. AUTO PARTS NETWORK, INC.

By:
Name:
Title:

PARTICIPANT:

By:
Name:
Address:

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